Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

1.
Registration Statement on Form S-3 (No. 333-275525),
2.
Registration Statement on Form S-8 (No. 333-227551) pertaining to the 2018 Equity Incentive Plan, 2018 Employee Stock Purchase Plan, and 2004 Stock Plan of Sutro Biopharma, Inc.,
3.
Registration Statement on Form S-8 (No. 333-230641) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc.,
4.
Registration Statement on Form S-8 (No. 333-237202) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc.,
5.
Registration Statement on Form S-8 (No. 333-254456) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc.,
6.
Registration Statement on Form S-8 (No. 333-258603) pertaining to the 2021 Equity Inducement Plan of Sutro Biopharma, Inc.,
7.
Registration Statement on Form S-8 (No. 333-263113) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc.,
8.
Registration Statement on Form S-8 (No. 333-267194) pertaining to the Amended and Restated 2021 Equity Inducement Plan of Sutro Biopharma, Inc.,
9.
Registration Statement on Form S-8 (No. 333-270055) pertaining to the 2018 Equity Incentive Plan, 2018 Employee Stock Purchase Plan and Amended and Restated 2021 Equity Inducement Plan of Sutro Biopharma, Inc.,
10.
Registration Statement on Form S-8 (No. 333-277404) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc.,
11.
Registration Statement on Form S-8 (No. 333-285346) pertaining to the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan of Sutro Biopharma, Inc., and
12.
Registration Statement on Form S-8 (No. 333-287688) pertaining to the Amended and Restated 2021 Equity Inducement Plan of Sutro Biopharma, Inc.

of our reports dated March 23, 2026, with respect to the financial statements of Sutro Biopharma, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2025.

/s/ Ernst & Young LLP

San Mateo, California

March 23, 2026